                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 22, 1999 in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-79355) and the related Prospectus of Quotesmith.com, Inc.





                                                           /s/ ERNST & YOUNG LLP






Chicago, Illinois
July 30, 1999